UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 28, 2005
                        --------------------------------
                        (Date of earliest event reported)

                              OSK CAPITAL II CORP.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


    NEVADA                      000-28793                      84-1491673
    -------                     ---------                      ----------
   State of                    Commission                     IRS Employer
incorporation                  File Number                Identification Number


                                1080 Beaver Hall
                                   Suite 1555
                                Montreal, Quebec
                                 Canada H2Z 1S8
             -------------------------------------------------------
                    (Address of principal executive offices)

                                Tel: 514-313-6010
                              --------------------
                           (Issuer's telephone number)

                               1 Place Ville-Marie
                                   Suite 2821
                                  Montreal, Qc
                                     H3B 4R4

        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On April 28, 2005, OSK Capital II, Corp. completed its acquisition of Teliphone Inc., a Canadian corporation, pursuant to an Agreement and Plan of Merger and Reorganization. At the effective time of the merger, Teliphone Inc. will be merged with and into OSK Capital II, Corp.'s wholly owned subsidiary, OSK II Acquisition Corp., a Florida corporation, which will be subsequently dissolved and merged into our Company at the Closing.

All of the outstanding shares of Teliphone Inc. common stock shall be converted by virtue of the merger at the Closing Date into shares of OSK Capital II, Corp. common stock (the "Merger Securities"). On or before the Closing Date, each Shareholder of Teliphone Inc. shall surrender their outstanding shares of Teliphone Inc. common stock existing immediately prior to the Closing Date. Until so surrendered, any outstanding certificates or other documentation which, prior to the Closing Date represented outstanding shares of Teliphone Inc. common stock, shall be deemed for all corporate purposes to be surrendered. Upon such surrender, shares of Teliphone Inc. common stock so surrendered shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist. Consequently, Teliphone Inc. shall survive as a wholly owned subsidiary of OSK Capital II, Corp.

The foregoing description of the Agreement and Plan of Merger and Reorganization is qualified in its entirety by reference to the Agreement and Plan of Merger and Reorganization, the form of which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

This report contains forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. For a list and descriptions of such risks and uncertainties, see the reports filed by us with the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

The financial statements required by this Item 9(a) will be filed by amendment to this Form 8-K within the period permitted by Item 9(a)(4) of Form 8-K.

(b) Pro Forma financial information

The pro forma financial information required by this Item 9(b) will be filed by amendment to this Form 8-K within the period permitted by Item 9(a)(4) of Form 8-K.

(c)  Exhibits

         Exhibits       Description
         --------       -----------

         2.1 Agreement and Plan of Merger by and between Teliphone, Inc., OSK II Acquisition Corp. and OSK Capital II, Corp., dated April 28, 2005.

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      OSK CAPITAL II CORP.

DATE: May 11, 2005                    /s/ Robert Cajolet
                                      ------------------------
                                      Robert Cajolet
                                      Chief Executive Officer
                                      OSK Capital II, Corp.